                                                                   EXHIBIT 10.4

      NEITHER THIS OPTION NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH OPTION OR SECURITIES UNDER THE ACT, OR DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

      THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS OPTION HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA OR ANY OTHER STATE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE OR THE LAWS OF ANY OTHER STATE. THE RIGHTS OF THE HOLDER OF THIS OPTION ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                                                        Dated: November 22, 1996

                           NAVIO COMMUNICATIONS, INC.

                  NON-QUALIFIED OPTION TO PURCHASE COMMON STOCK

      1. Issuance; Number of Shares; Purchase Price. Subject to the terms and conditions hereinafter set forth, < < Optionee > > (the "Purchaser"), is entitled to purchase from Navio Communications, Inc., a Delaware corporation (the "Company"), at any time after the date hereof and on or before the earlier of (a) the tenth (10th) anniversary of the date hereof (the
"Expiration Date") or (b) thirty (30) days following the earlier of (i) the termination in writing of Purchaser as a consultant or service provider or
(ii) such time as the Purchaser declines to provide services to the Company as a consultant or service provider when requested in writing by the Company (the "Termination Date"), up to < < NoofShares > > fully paid and non-assessable shares of the Common Stock, par value $.0001 per share, of the Company (the "Common Stock") at a purchase price of $0.10 per share (as adjusted pursuant to the terms hereinafter set forth) upon surrender of this Option at the principal office of the Company and, at the election of the holder hereof, upon either (x) payment of the aggregate purchase price for the number of shares for which this Option is to be exercised at said office in cash or by check, or (y) tender of a notice as provided in the net issue exercise provisions of Section 6(b) hereof. The purchase price of one share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) payable from time to time upon the exercise of this Option (whether such price be the price specified above or an adjusted price determined as hereinafter set forth) shall be referred to herein as the "Option Price." Any shares of Common Stock issuable upon exercise of this Option (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) shall be referred to herein as the "Shares."

      2. Adjustment of Option Price and Number of Shares. The number and kind of securities issuable upon the exercise of this Option shall be subject to adjustment from time to time upon the happening of certain events as follows:

            (a) Adjustment for Dividends in Stock or Other Securities or Property. In case at any time or from time to time on or after the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time issuable upon the exercise of this Option) shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, the holder of this Option shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments called for during such period by paragraphs (b) and (c) of this Section 2.

            (b) Adjustment for Reclassification, Reorganization or Merger. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Option) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Option, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Option immediately prior thereto, all subject to further adjustment as provided in paragraphs (a) and (c) of this Section 2, and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Option after such consummation.

            (c) Stock Splits and Reverse Stock Splits. If at any time on or after the date hereof the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Option Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of the Option shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Option Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Option shall thereby be proportionately decreased.

      3. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined pursuant to Section 6(b)(ii) below.

      4. No Stockholder Rights. This Option shall not entitle its holder to any of the rights of a stockholder of the Company.

      5. Reservation of Stock. The Company covenants that during the period this Option is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Option. The Company agrees that its issuance of this Option shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Option.

      6. Exercise of Option.

            (a) Method of Exercise. This Option may be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of the this Option (with the applicable notice of exercise form Exhibit A or Exhibit A-1 attached, along with completed and signed Exhibit B, Exhibit C and Exhibit D) at the principal office of the Company, accompanied by payment to the Company, in cash or by check, of an amount equal to the then applicable Option Price multiplied by the number of Shares then being purchased. This Option shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable on or after such date and in any event within five (5) business days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above, and, unless this Option has been fully exercised or has expired, a new Option representing the portion of the shares of Common Stock, if any, with respect to which this Option shall not have been exercised, shall also be issued to the holder hereof. The shares of Common Stock issuable upon exercise hereof shall, upon their issuance, be fully paid and nonassessable.

            (b) Net Issue Exercise.

                  (i) In lieu of exercising this Option in the manner provided in Section 6(a) above, the holder may elect to receive shares equal to the value of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the

Company together with notice of such election (in the form attached hereto as Exhibit A-l) in which event the Company shall issue to holder a number of shares of Common Stock computed using the following formula:

                                  X = Y(A-B)/A

Where             X =   The number of shares of Common Stock to be issued to
                        holder.

                  Y = The number of shares of Common Stock that may be acquired on the exercise of this Option (as adjusted to the date of such calculation).

                  A = The fair market value of the Common Stock (at the date of such calculation).

                  B = The Option Price (as adjusted to the date of such calculation).

                  (ii) For purposes of this Section 6(b), fair market value of the Common Stock shall mean the average of the closing bid and asked prices of the Common Stock quoted in the over-the-counter market summary or the closing price quoted by the Nasdaq National Market or any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the business day prior to the date of determination of fair market value. If the Common Stock is not traded over-the-counter, on the Nasdaq National Market or on an exchange, the fair market value shall be the price per share as determined in good faith by the Company's Board of Directors.

      7. Certificate of Adjustment. Whenever the Option Price or number or type of securities issuable upon exercise of this Option is adjusted as herein provided, the Company shall promptly deliver to the record holder of this Option a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

      8. Limitations on Transfer. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below), except as provided below. After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

            (a) Repurchase Option.

                  (i) In the event of (A) the termination in writing of the Purchaser as a consultant or service provider or (B) such time as the Purchaser declines to provide services to the Company as a consultant or service provider when requested in writing by the Company, the Company shall have the option (the "Repurchase Option") exercisable for a period of forty-five

(45) days beginning on the Termination Date, to repurchase at a price per share equal to the Option Price all or any portion of the Shares held by Purchaser which have not yet been released, pursuant to Section 8(a)(iii) below, from such Repurchase Option. Purchaser agrees that it will not sell, transfer, pledge, or encumber any Shares that have not yet been released from the Repurchase Option.

                  (ii) The Company may exercise the Repurchase Option by sending written notice to Purchaser along with a check in an amount equal to the number of Shares being purchased pursuant thereto multiplied by the Option Price. Upon delivery of such notice and payment of the purchase price as described above, the Company shall become the legal and beneficial owner of the Shares so repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company pursuant to the Repurchase Option, without further action by Purchaser.

                  (iii) One hundred percent (100%) of the Shares shall initially be subject to the Repurchase Option. On the first anniversary of the date on which Purchaser was engaged as a consultant or service provider to the Company (set forth on signature page), twenty-five percent (25%) of the total number of Shares shall be released from the Repurchase Option, and an additional 1/48 of the total number of Shares shall be released from the Repurchase Option on the last day of each calendar month thereafter until all Shares are released from the Repurchase Option. Fractional shares shall be rounded to the nearest whole share.

            (b) Right of First Refusal. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 8(b) (the "Right of First Refusal").

                  (i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (A) the Holder's bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(C) the number of Shares to be transferred to each Proposed Transferee; and
(D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

                  (ii) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

                  (iii) Purchase Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section 8(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                  (iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                  (v) Holder's Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 8(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price; provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice; and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 8 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee than described in the Notice, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                  (vi) Exception for Certain Transfers. Anything to the contrary contained in this Section 8(b) notwithstanding, Permitted Transfers shall be exempt from the provisions of this Section 8(b). "Permitted Transfers" shall include (A) the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Family spouse, lineal descendant or antecedent, father, mother, brother or sister ("immediate family") or a trust for the benefit of Purchaser's immediate family and (B) the transfer of any or all of the Shares to partners or retired partners of a partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire the Shares by gift, will or intestate succession). In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 8.

            (c) Involuntary Transfer.

                  (i) Company's Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Option, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to a Permitted Transferee as set forth in Section 8(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Option or the fair market value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of thirty
(30) days following receipt by the Company of written notice by the person acquiring the Shares.

                  (ii) Price for Involuntary Transfer. With respect to any stock to be transferred pursuant to Section 8(c)(i), the price per Share shall be determined by the Board of Directors of the Company in good faith and will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

            (d) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the parent or a wholly-owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and fair market value, if the original purchase price is less than the fair market value of the Shares subject to the assignment.

            (e) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Option, including, insofar as applicable, the Company's option to repurchase under Section 8(a). Any sale or transfer of the Company's Shares shall be void unless the provisions of this Option are satisfied.

            (f) Termination of Rights. The rights granted the Company by this
Section 8 shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act. Upon termination of the rights described in this Section 8, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 12(a)(ii) herein and delivered to Purchaser.

      9. Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 8 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Company's Repurchase Option described in Section 8(a), to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Option as Exhibit A executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Option.

Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Option and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Option.

      10. Death of Purchaser. If the Purchaser is an individual or a sole proprietorship, in the event of the death of Purchaser the Option may be exercised at any time within thirty (30) days following the date of death (but in no event later than the Expiration Date set forth in Section 1 above), by Purchaser's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the Termination Date.

      11. Investment and Taxation Representations. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

            (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

            (b) Purchaser understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

            (c) Purchaser further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser further acknowledges and understands that the Company is under no obligation to register the securities. Purchaser understands that the certificate(s) evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

            (d) Purchaser is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") the securities may be resold by the Purchaser in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one year after the party has purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

            (e) Purchaser further understands that at the time he or she wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, Purchaser would be precluded from selling the securities under Rule 144 even if the one-year minimum holding period had been satisfied.

            (f) Purchaser further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

            (g) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

      12. Restrictive Legends and Stop-Transfer Orders.

            (a) Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                  (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                  (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN OPTION BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            (b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

            (c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Option or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

      13. Section 83(b) Election. Purchaser understands that Section 83(a) of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income for a nonstatutory stock option the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares pursuant to the Repurchase Option set forth in Section 8(a) of this Option. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Option equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Option falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

      Purchaser agrees that he or she will execute and deliver to the Company with this executed Option a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment") attached hereto as Exhibit C. Purchaser further agrees that he or she will execute and submit with the Acknowledgment a copy of the 83(b) Election attached hereto as Exhibit D (for income tax purposes in connection with the early exercise of a nonstatutory stock option) if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

      14. Market Standoff Agreement. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

      15. Notices of Record Date, Etc. In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

            (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets;

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

            (d) any public offering of the Company's Common Stock

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty
(20) and no more than ninety (90) days prior to the date specified in such notice on which any such action is to be taken. The Company shall deliver to Purchaser a copy of the preliminary prospectus with respect to any public offering of its Common Stock promptly after it becomes available.

      16. Successors and Assigns. This Option shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors and assigns.

      17. Miscellaneous. This Option shall be governed by the laws of the state of California without regard to its conflicts of laws provisions. The headings in this Option are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Option nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Option shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the

Company in writing by the last holder of this Option who shall have furnished an address to the Company in writing. If any provision of this Option shall be held to be unenforceable by a court of competent jurisdiction, that provision shall be limited or eliminated to the minimum extent necessary so this Option shall otherwise remain in full force and effect and enforceable.

      ISSUED this 22nd day of November, 1996.

                                    NAVIO COMMUNICATIONS, INC.


                                       By:
                                          ---------------------------------

                                     Title:
                                           --------------------------------

ACCEPTED BY:

OPTIONEE

By:
   --------------------------------

Title:
   --------------------------------

Date of Engagement: < < VestingCommencementDate > >

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:   Navio Communications, Inc.
      870 Maude Avenue
      Sunnyvale, CA 94086
      Attn:

      1. The undersigned hereby elects to purchase ________ shares of Common Stock of Navio Communications, Inc. pursuant to Section 6(a) of the attached Option, and tenders herewith payment of the purchase price of such shares in full.

      2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below

                  Name:
                       ----------------------------------

                  Address:
                          -------------------------------

                  ---------------------------------------

                  ---------------------------------------


                                      ---------------------------------------
                                                   (Signature)

---------------------------
         (Date)

                                   EXHIBIT A-1

                               NOTICE OF EXERCISE

To:   Navio Communications, Inc.
      870 Maude Avenue
      Sunnyvale, CA 94086
      Attn:

      1. The undersigned hereby elects to purchase ________ shares of Common Stock of Navio Communications, Inc. (the "Elected Shares") pursuant to Section 6(b) of the attached Option.

      2. Please issue a certificate or certificates representing the Elected Shares less such number of shares as has an aggregate value equal to the purchase price of the Elected Shares (as calculated pursuant to Section 6(b) of the attached Option) in the name of the undersigned or in such other name or names as are specified below

                  Name:
                       ----------------------------------

                  Address:
                          -------------------------------

                  ---------------------------------------

                  ---------------------------------------


                                      ---------------------------------------
                                                   (Signature)

---------------------------
         (Date)

                                    EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

            FOR VALUE RECEIVED and pursuant to that nonqualified option issued to the undersigned ("Purchaser") by Navio Communications, Inc. (the "Company") dated __________ (the "Option"), Purchaser hereby sells, assigns and transfers unto the Company _____________________________ (__________) shares of the Common
Stock of the Company, standing in Purchaser's name on the books of the Company and represented by Certificate No. ____, and hereby irrevocably appoints _________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated:
      ----------------------

                                   Signature:


                                   -----------------------------------------
                                   < < Optionee > >


                                   -----------------------------------------
                                   Spouse of  < < Optionee > > (if applicable)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option set forth in the Option without requiring additional signatures on the part of Purchaser.

                                    EXHIBIT C

                    ACKNOWLEDGMENT AND STATEMENT OF DECISION
                        REGARDING SECTION 83(b) ELECTION

      The undersigned (which term includes the undersigned's spouse), a purchaser of __________ shares of Common Stock of Navio Communications, Inc., a Delaware corporation (the "Company") by exercise of a nonqualified option (the "Option), hereby states as follows:

      1. The undersigned has carefully reviewed the option agreement pursuant to which the Option was granted.

      2. The undersigned either [check and complete as applicable]:

      (a) ______ has consulted, and has been fully advised by, the undersigned's own tax advisor, _______________________________, whose business address is _______________________________, regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to the corresponding provisions, if any, of applicable state law; or

      (b)   ______ has knowingly chosen not to consult such a tax advisor.

      3. The undersigned hereby states that the undersigned has decided [check as applicable]:

      (a) ______ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Option, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;"

      (b) ______ not to make an election pursuant to Section 83(b) of the Code.

      4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:
     -------------------                              --------------------------
                                                      < < Optionee > >

Date:
     -------------------                              --------------------------
                                                      Spouse of < < Optionee > >

                                    EXHIBIT D

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

      The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's gross income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

      NAME OF TAXPAYER: < < Optionee > >

      NAME OF SPOUSE:
                     -----------------------

      ADDRESS:               < < OptioneeAddress1 > >
                             < < OptioneeAddress2 > >

      IDENTIFICATION NO. OF TAXPAYER: < < taxpayerid > >

      IDENTIFICATION NO. OF SPOUSE:
                                   ---------

      TAXABLE YEAR:
                   -------

2. The property with respect to which the election is made is described as follows:

      _________________ shares of the Common Stock (the "Shares"), $0.0001 par value, of Navio Communications, Inc., a Delaware corporation (the "Company").

3.    The date on which the property was transferred is: ____________

4.    The property is subject to the following restrictions:

      Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________

6.    The amount (if any) paid for such property: $____________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.


Dated:
      -------------------                             --------------------------
                                                      < < Optionee > >

Dated:
      -------------------                             --------------------------
                                                      Spouse of < < Optionee > >